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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                  ___________

                                    FORM 8-K

                                  ___________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 22, 2001

                                  NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

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
       Virginia                      0-16751                          4-1443350
(State of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)
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                                P. O. Box  1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)


                                 (540) 946-3500
              (Registrant's telephone number, including area code)
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Item 4.              Changes in Registrant's Certifying Accountant.

(a)  Previous Independent Accountants

         (i) On June 22, 2001, NTELOS Inc. ("NTELOS") dismissed McGladrey & Pullen LLP ("McGladrey") as its independent accountants.

        (ii) The reports issued by McGladrey on NTELOS' financial statements for the fiscal years December 31, 1999 and 2000 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

       (iii) The decision to terminate McGladrey was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors.

        (iv) During the two most recent fiscal years and the interim period subsequent to December 31, 2000, there were no disagreements with McGladrey on any matter of accounting practices or principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused them to make reference thereto in their report on the financial statements for such periods.

         (v) During the two most recent fiscal years and the interim period subsequent to December 31, 2000, none of the events described in Regulation S-K
Item 304(a)(1)(v) occurred.

        (vi) On June 25, 2001, NTELOS delivered a copy of the disclosures which it proposed to make in Item 4 in this Form 8-K, and requested that McGladrey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not McGladrey agreed with such disclosures. A copy of such letter dated June 25, 2001 indicating such agreement is filed as an exhibit to this Form 8-K.

(b)     New Independent Accountants

         (i) On June 25, 2001, NTELOS engaged the firm Ernst & Young as independent accountants for NTELOS' fiscal year ending December 31, 2001. The Audit Committee of the Board of Directors recommended and the Board of Directors approved the selection of Ernst & Young as independent accountants.

        (ii) During the two most recent fiscal years and the interim period subsequent to December 31, 2000, NTELOS has not consulted with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on NTELOS' financial statements.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NTELOS Inc.
                              (Registrant)


                              By: /s/ Michael B. Moneymaker
                                  -------------------------
                                  Michael B. Moneymaker
                                  Senior Vice President and Chief Financial
                                  Officer, Treasurer and Secretary

Date: June 27, 2001
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                                 EXHIBIT INDEX

     Exhibit No.     Description
     -----------     -----------

        16.1 Letter of McGladrey & Pullen LLP dated June 25, 2001 regarding changes in certifying accountants